EXHIBIT 99.1

State Auto Financial reports

second quarter 2013 results

•	Quarterly income of $0.15 per share

•	Quarterly GAAP combined ratio of 103.6

•	Return on equity of 5.8%

•	Book value per share of $17.53

Columbus, Ohio (August 1, 2013) – State Auto Financial Corporation (Nasdaq:STFC) today reported a second quarter 2013 net income of $6.2 million, or $0.15 per diluted share, versus a net loss of $2.7 million, or $0.07 per diluted share, for the second quarter of 2012. Net income from operations1 per diluted share for the second quarter 2013 was $0.13 versus net loss from operations1 of $0.18 for the same 2012 period.

STFC’s GAAP combined ratio for the second quarter 2013 was 103.6 versus 110.4 for the second quarter of 2012. Catastrophe losses, net of reinsurance recoveries, for the second quarter 2013 accounted for 8.1 points of the 70.6 total loss ratio points, or $21.2 million, versus 13.2 points of the total 78.1 loss ratio points, or $34.0 million, for the same period in 2012.

The State Auto Group’s homeowners quota share reinsurance arrangement reduced STFC’s underwriting loss by $3.3 million or 0.6 points on the combined ratio. Pursuant to the arrangement, STFC ceded $49.4 million of written premium, $43.5 million of earned premium, $12.2 million of catastrophe losses and $22.0 million of non-catastrophe losses, and recognized $12.6 million of ceded commissions. This cession reduced STFC’s overall catastrophe loss ratio 2.8 points, increased the overall non-catastrophe loss ratio 1.6 points and increased the overall expense ratio 0.6 points.

Net written premium for the second quarter of 2013 increased 5.8% over the same period in 2012. By segment, net written premium for the second quarter of 2013 increased 0.4% for personal insurance, 10.5% for business insurance and 9.9% for specialty insurance from the same period in 2012. Personal insurance segment growth was driven by price. Business insurance segment growth was principally driven by higher average new business premium, increased renewal pricing and a recovering economy. Specialty insurance segment growth was driven by the growth in our Excess & Surplus property and casualty units.

News Release

Contact

Larry Adeleye

AVP/Director, Treasury and Finance

614.917.5108 F 614.887.1074

Larry.Adeleye@StateAuto.com

Kyle Anderson

AVP/Director of Corporate Communication

614.917.5497 M 614.477.5301

Kyle.Anderson@StateAuto.com

Corporate Headquarters

518 E. Broad St.

Columbus, OH 43215

614.464.5000

800.444.9950

For additional information:

StateAuto.com/STFC

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For the first six months of 2013, STFC had a net income of $25.9 million, or $0.64 per diluted share, compared to a loss of $4.7 million, or $0.12 per diluted share1, for same 2012 period. STFC’s

GAAP combined ratio for the first six months of 2013 was 101.9 compared to 109.9 for the same 2012 period. Catastrophe losses increased the loss ratio for the first six months of 2013 by 4.9 points, or $25.8 million, compared to 10.5 points, or $54.0 million for the first six months of 2012.

For the first six months of 2013, the homeowners quota share reinsurance arrangement increased STFC’s underwriting loss by $9.6 million or 1.9 points on the combined ratio. Pursuant to the arrangement, STFC ceded $87.3 million of written premium, $88.9 million of earned premium, $14.2 million of catastrophe losses and $39.3 million of non-catastrophe losses, and recognized $25.8 million of ceded commissions. This cession reduced STFC’s overall catastrophe loss ratio 1.6 points, increased the overall non-catastrophe loss ratio 2.8 points and increased the overall expense ratio 0.7 points.

Net written premiums year to date 2013 increased 3.0% compared to the same 2012 period. For the first six months of 2013, net written premium for the personal, business and specialty insurance segments increased 0.9%, 12.5%, and declined 5.7% respectively, compared to the same period in 2012. The specialty insurance segment decline was due to the termination of several programs written through our former RED unit during 2012.

STFC’s book value was $17.53 per share as of June 30, 2013, a decrease of $1.43 per share from STFC’s book value on March 31, 2013, resulting from the impact of rising interest rates on STFC’s fixed income portfolio. Book value per share as of June 30, 2013, included a reduction of $2.65 for a deferred tax asset valuation allowance. Return on stockholders’ equity for the twelve months ended June 30, 2013, was 5.8% compared to 5.3% for the twelve months ended June 30, 2012.

STFC President and CEO Bob Restrepo commented on the quarter as follows:

“State Auto Financial Corporation’s second quarter 2013 results continue to demonstrate substantially better fundamentals and profitability. Improving performance is the product of price increases in excess of loss costs, better geographic and line of business diversification, disciplined underwriting and high quality claim operations. Our year-to-date combined ratio of 101.9% was 8 points better than 2012, resulting from more normal catastrophe experience, improving non-catastrophe loss ratios, and stable expense ratios. We expect continued improvement as price increases earn out, loss costs remain stable, and RED runoff is completed.

“Personal lines performance is driven by substantial improvements in our homeowners loss ratio – with and without catastrophes. Loss cost trends have improved and prices are up around 20%. Personal auto profitability is below expectations, but we see positive underlying trends. Loss costs are flat, prices are up 5.6% in the quarter, and retention is stable after adjusting for the impact of terminated agencies. We’re confident in our ability to produce underwriting profits in the personal insurance segment.

“Business insurance profitability improved due to normal catastrophes and lower ex-catastrophe loss ratios. Property, liability and commercial multi-peril results showed solid improvement. Price per exposure increased 7.7% for the quarter and over 7% year to date. Despite the price increases, retention and new business are stable. Underlying exposures are increasing with a slowly recovering economy.

“Aside from RED runoff, specialty results are excellent. We had strong growth, particularly in excess and surplus lines and programs. Prices increased in the mid-single digit range with strong exposure growth. Workers compensation had another exceptional quarter with strong profits, price increases near 10%, and modest premium growth of 5%.

“Due to our footprint, the second quarter is traditionally State Auto’s worst. This year however, our six month 101.9% combined ratio is our best since 2007 and underlying performance is even better. Excluding RED runoff and the homeowners quota share treaty, our combined ratio for the six months is 98.6%, versus a 2012 result of 111.7%. We’re confident of further progress as prices earn out, seasonal weather improves, loss costs remain stable, and RED runoff is completed. These factors should produce enhanced return on equity and substantially better shareholders returns.”

State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top third of all NASDAQ listed companies.

The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies, which include retail agencies and wholesale brokers. The State Auto Group is rated A (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Meridian Citizens Mutual, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.

[1]

Net income (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of realized capital gains and (losses), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $0.02 per diluted share for the second quarter 2013 and income of $0.13 year to date versus income of $0.11 per diluted share for the second quarter 2012 and income of $0.22 year to date.

[2]

Represents a non-GAAP financial measure as to the second quarter 2013 combined ratio. A reconciliation of the difference between this non-GAAP financial measure with the most directly comparable GAAP financial measure is included in Schedule 3 that is part of this release.

STFC has scheduled a conference call with interested investors for Thursday, Aug. 1 at 11 a.m. ET to discuss the company’s second quarter 2013 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at noon, Aug. 1, by calling 866-381-6865. Supplemental schedules detailing the company’s second quarter 2013 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.

* * * * * *

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial’s Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

	Three Months Ended		Six Months Ended
	June 30		June 30
(In millions, except per share amounts)	2013	2012	2013	2012
Net premiums written	$285.1	$269.4	$548.8	$532.7

Earned premiums	263.5	258.4	524.8	513.3
Net investment income	19.7	20.5	36.6	38.0
Net realized gain on investments	1.5	6.7	8.2	13.8
Other income	0.6	1.1	1.0	1.9

Total revenue	285.3	286.7	570.6	567.0

Income (loss) before federal income taxes	6.3	(2.7)	26.3	(4.7)
Federal income tax expense	0.1	—	0.4	—

Net income (loss)	$6.2	$(2.7)	$25.9	$(4.7)

Earnings (loss) per common share:
- basic	$0.15	$(0.07)	$0.64	$(0.12)
- diluted	$0.15	$(0.07)	$0.64	$(0.12)
Earnings (loss) per share from operations (A):
- basic	$0.13	$(0.18)	$0.51	$(0.34)
- diluted	$0.13	$(0.18)	$0.51	$(0.34)
Weighted average shares outstanding:
- basic	40.5	40.3	40.5	40.3
- diluted	40.8	40.3	40.7	40.3
Return on average equity (LTM)	5.8%	5.3%
Book value per share	$17.53	$17.82
Dividends paid per share	$0.10	$0.15	$0.20	$0.30
Total shares outstanding	40.6	40.4
GAAP ratios:
Cat loss and ALAE ratio	8.1	13.2	4.9	10.5
Non-cat loss and LAE ratio	62.5	64.9	63.5	66.1

Loss and LAE ratio	70.6	78.1	68.4	76.6
Expense ratio	33.0	32.3	33.5	33.3

Combined ratio	103.6	110.4	101.9	109.9

(A) Reconciliation of non-GAAP financial measure:
Net income (loss) from operations:
Net income (loss)	$6.2	$(2.7)	$25.9	$(4.7)
Less net realized gain on investments, less applicable federal income taxes	1.0	4.4	5.3	9.0

Net income (loss) from operations	$5.2	$(7.1)	$20.6	$(13.7)

Schedule 1

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

RECONCILIATION OF HO QS ARRANGEMENT CESSION

(unaudited)

The following table sets forth a reconciliation of the HO QS Arrangement cession on the Company’s overall results and key performance indicators on a pro forma GAAP basis as if the HO QS Arrangement had not been in effect for the three and six months ended June 30, 2013 and 2012.

	GAAP HO QS Arrangement Cession—Overall Results
	Three Months Ended			Three Months Ended
	June 30, 2013			June 30, 2012
($ millions)	As Reported	HO QS Cession	Pro Forma without HO QS Cession	As Reported	HO QS Cession	Pro Forma without HO QS Cession
Earned Premiums	$263.5	$43.5	$307.0	$258.4	$41.8	$300.2
Losses and LAE Incurred:
Cat loss and ALAE	21.2	12.2	33.4	34.0	30.1	64.1
Non-cat loss and LAE	164.9	22.0	186.9	167.7	24.0	191.7

Loss and LAE	186.1	34.2	220.3	201.7	54.1	255.8
Acquisition and operating expenses	87.0	12.6	99.6	83.6	12.1	95.7

Net underwriting loss	(9.6)	(3.3)	(12.9)	(26.9)	(24.4)	(51.3)

Cat loss and ALAE ratio	8.1%	28.0%	10.9%	13.2%	72.0%	21.4%
Non-cat loss and LAE ratio	62.5%	50.6%	60.9%	64.9%	57.4%	63.9%

Loss and LAE ratio	70.6%	78.6%	71.8%	78.1%	129.4%	85.3%
Expense ratio	33.0%	29.0%	32.4%	32.3%	29.0%	31.9%

Combined ratio	103.6%	107.6%	104.2%	110.4%	158.4%	117.2%

	Six Months Ended June 30, 2013			Six Months Ended June 30, 2012
($ millions)	As Reported	HO QS Cession	Pro Forma without HO QS Cession	As Reported	HO QS Cession	Pro Forma without HO QS Cession
Earned Premiums	$524.8	$88.9	$613.7	$513.3	$83.5	$596.8
Losses and LAE Incurred:
Cat loss and ALAE	25.8	14.2	40.0	54.0	47.5	101.5
Non-cat loss and LAE	333.3	39.3	372.6	339.0	43.4	382.4

Loss and LAE	359.1	53.5	412.6	393.0	90.9	483.9
Acquisition and operating expenses	175.8	25.8	201.6	171.2	24.2	195.4

Net underwriting (loss) gain	(10.1)	9.6	(0.5)	(50.9)	(31.6)	(82.5)

Cat loss and ALAE ratio	4.9%	16.0%	6.5%	10.5%	56.9%	17.0%
Non-cat loss and LAE ratio	63.5%	44.2%	60.7%	66.1%	52.0%	64.1%

Loss and LAE ratio	68.4%	60.2%	67.2%	76.6%	108.9%	81.1%
Expense ratio	33.5%	29.0%	32.8%	33.3%	29.0%	32.7%

Combined ratio	101.9%	89.2%	100.0%	109.9%	137.9%	113.8%

Schedule 2

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

RECONCILIATION OF RED UNDERWRITING RESULTS

(unaudited)

The following table sets forth a reconciliation of the former RED unit’s underwriting results on the Company’s overall results and key performance indicators on a pro forma GAAP basis as if the RED results had been excluded for the three and six months ended June 30, 2013 and 2012.

	GAAP Former RED Unit Underwriting Results—Overall Results
	Three Months Ended			Three Months Ended
	June 30, 2013			June 30, 2012
($ millions)	As Reported	RED	Pro Forma without RED	As Reported	RED	Pro Forma without RED
Earned Premiums	$263.5	$6.9	$256.6	$258.4	$26.5	$231.9
Losses and LAE Incurred:
Cat loss and ALAE	21.2	0.6	20.6	34.0	—	34.0
Non-cat loss and LAE	164.9	7.8	157.1	167.7	25.4	142.3

Loss and LAE	186.1	8.4	177.7	201.7	25.4	176.3
Acquisition and operating expenses	87.0	2.5	84.5	83.6	11.0	72.6

Net underwriting loss	(9.6)	(4.0)	(5.6)	(26.9)	(9.9)	(17.0)

Cat loss and ALAE ratio	8.1%	8.7%	8.0%	13.2%	0.0%	14.7%
Non-cat loss and LAE ratio	62.5%	113.0%	61.2%	64.9%	95.9%	61.4%

Loss and LAE ratio	70.6%	121.7%	69.2%	78.1%	95.9%	76.1%
Expense ratio	33.0%	36.2%	32.9%	32.3%	41.5%	31.3%

Combined ratio	103.6%	157.9%	102.1%	110.4%	137.4%	107.4%

	Six Months Ended			Six Months Ended
	June 30, 2013			June 30, 2012
($ millions)	As Reported	RED	Pro Forma without RED	As Reported	RED	Pro Forma without RED
Earned Premiums	$524.8	$17.9	$506.9	$513.3	$55.1	$458.2
Losses and LAE Incurred:
Cat loss and ALAE	25.8	0.4	25.4	54.0	—	54.0
Non-cat loss and LAE	333.3	21.0	312.3	339.0	51.7	287.3

Loss and LAE	359.1	21.4	337.7	393.0	51.7	341.3
Acquisition and operating expenses	175.8	6.2	169.6	171.2	22.4	$148.8

Net underwriting loss	(10.1)	(9.7)	(0.4)	(50.9)	(19.0)	(31.9)

Cat loss and ALAE ratio	4.9%	2.2%	5.0%	10.5%	0.0%	11.8%
Non-cat loss and LAE ratio	63.5%	117.3%	61.6%	66.1%	93.8%	62.7%

Loss and LAE ratio	68.4%	119.5%	66.6%	76.6%	93.8%	74.5%
Expense ratio	33.5%	34.6%	33.5%	33.3%	40.7%	32.5%

Combined ratio	101.9%	154.1%	100.1%	109.9%	134.5%	107.0%

Schedule 3A

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

RECONCILIATION OF RED UNDERWRITING RESULTS AND HO QS ARRANGEMENT CESSION

(unaudited)

The following table sets forth a reconciliation of the former RED unit’s underwriting results and the HO QS Arrangement cession on the Company’s overall results and key performance indicators on a pro forma GAAP basis as if the RED results had been excluded and the HO QS Arrangement had not been in effect for the three months ended June 30, 2013 and 2012.

	Three Months Ended
	June 30, 2013
($ millions)	As Reported	RED	Pro Forma without RED	HO QS Cession	Pro Forma without RED and HO QS Cession
Earned Premiums	$263.5	$6.9	$256.6	$43.5	$300.1
Losses and LAE Incurred:
Cat loss and ALAE	21.2	0.6	$20.6	12.2	32.8
Non-cat loss and LAE	164.9	7.8	$157.1	22.0	179.1

Loss and LAE	186.1	8.4	177.7	34.2	211.9
Acquisition and operating expenses	87.0	2.5	$84.5	12.6	97.1

Net underwriting loss	(9.6)	(4.0)	(5.6)	(3.3)	(8.9)

Cat loss and ALAE ratio	8.1%	8.7%	8.0%	28.0%	10.9%
Non-cat loss and LAE ratio	62.5%	113.0%	61.2%	50.6%	59.7%

Loss and LAE ratio	70.6%	121.7%	69.2%	78.6%	70.6%
Expense ratio	33.0%	36.2%	32.9%	29.0%	32.4%

Combined ratio	103.6%	157.9%	102.1%	107.6%	103.0%

	Three Months Ended
	June 30, 2012
($ millions)	As Reported	RED	Pro Forma without RED	HO QS Cession	Pro Forma without RED and HO QS Cession
Earned Premiums	$258.4	$26.5	$231.9	$41.8	$273.7
Losses and LAE Incurred:
Cat loss and ALAE	34.0	—	34.0	30.1	64.1
Non-cat loss and LAE	167.7	25.4	142.3	24.0	166.3

Loss and LAE	201.7	25.4	176.3	54.1	230.4
Acquisition and operating expenses	83.6	11.0	72.6	12.1	84.7

Net underwriting loss	(26.9)	(9.9)	(17.0)	(24.4)	(41.4)

Cat loss and ALAE ratio	13.2%	0.0%	14.7%	72.0%	23.4%
Non-cat loss and LAE ratio	64.9%	95.9%	61.4%	57.4%	60.8%

Loss and LAE ratio	78.1%	95.9%	76.1%	129.4%	84.2%
Expense ratio	32.3%	41.5%	31.3%	29.0%	30.9%

Combined ratio	110.4%	137.4%	107.4%	158.4%	115.1%

Schedule 3B

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

RECONCILIATION OF RED UNDERWRITING RESULTS AND HO QS ARRANGEMENT CESSION

(unaudited)

The following table sets forth a reconciliation of the former RED unit’s underwriting results and the HO QS Arrangement cession on the Company’s overall results and key performance indicators on a pro forma GAAP basis as if the RED results had been excluded and the HO QS Arrangement had not been in effect for the six months ended June 30, 2013 and 2012.

	Six Months Ended
	June 30, 2013
($ millions)	As Reported	RED	Pro Forma without RED	HO QS Cession	Pro Forma without RED and HO QS Cession
Earned Premiums	$524.8	$17.9	$506.9	$88.9	$595.8
Losses and LAE Incurred:
Cat loss and ALAE	25.8	0.4	25.4	14.2	39.6
Non-cat loss and LAE	333.3	21.0	312.3	39.3	351.6

Loss and LAE	359.1	21.4	337.7	53.5	391.2
Acquisition and operating expenses	175.8	6.2	169.6	25.8	195.4

Net underwriting (loss) gain	(10.1)	(9.7)	(0.4)	9.6	9.2

Cat loss and ALAE ratio	4.9%	2.2%	5.0%	16.0%	6.6%
Non-cat loss and LAE ratio	63.5%	117.3%	61.6%	44.2%	59.0%

Loss and LAE ratio	68.4%	119.5%	66.6%	60.2%	65.7%
Expense ratio	33.5%	34.6%	33.5%	29.0%	32.8%

Combined ratio	101.9%	154.1%	100.1%	89.2%	98.6%

	Six Months Ended
	June 30, 2012
($ millions)	As Reported	RED	Pro Forma without RED	HO QS Cession	Pro Forma without RED and HO QS Cession
Earned Premiums	$513.3	$55.1	$458.2	$83.5	$541.7
Losses and LAE Incurred:
Cat loss and ALAE	54.0	—	54.0	47.5	101.5
Non-cat loss and LAE	339.0	51.7	287.3	43.4	330.7

Loss and LAE	393.0	51.7	341.3	90.9	432.2
Acquisition and operating expenses	171.2	22.4	148.8	24.2	173.0

Net underwriting loss	(50.9)	(19.0)	(31.9)	(31.6)	(63.5)

Cat loss and ALAE ratio	10.5%	0.0%	11.8%	56.9%	18.7%
Non-cat loss and LAE ratio	66.1%	93.8%	62.7%	52.0%	61.0%

Loss and LAE ratio	76.6%	93.8%	74.5%	108.9%	79.8%
Expense ratio	33.3%	40.7%	32.5%	29.0%	31.9%

Combined ratio	109.9%	134.5%	107.0%	137.9%	111.7%